NORTH AMERICAN FUNDS

SUPPLEMENT DATED APRIL 12, 2001

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

On March 11, 2001, American General Corporation, the parent of American General Asset Management Corp. and American General Funds Distributors, Inc. respectively the investment adviser and underwriter to North American Funds, entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General Corporation will become a wholly-owned indirect subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to approval by American General Corporation and Prudential plc shareholders, regulatory approval and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

On April 3, 2001, American General Corporation received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.